UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 14, 2006

Date of Report (Date of earliest event reported)

FOREVERGREEN WORLDWIDE CORPORATION

(Exact name of small business issuer as specified in its charter)

Nevada (State of incorporation)	000-26973 (Commission File No.)	87-0621709 (I.R.S. Employer Identification No.)
972 North 1430 West, Orem, Utah (Address of principal executive offices)		84057 (Zip code)

Registrant's telephone number, including area code:  (801) 655-5500

WHOLE LIVING, INC.

(Former name)

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8K has been amended to include the audited financial statements of ForeverGreen International LLC.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Securities and Exchange Commission (“SEC”) encourages companies to disclose forward-looking information so that investors can better understand future prospects and make informed investment decisions.  This report contains these types of statements.  Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “project,” or “continue” or comparable terminology used in connection with any discussion of future operating results or financial performance identify forward-looking statements.  You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this report.  All forward-looking statements reflect our present expectation of future events and are subject to a number of important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

Section 1 - Registrant’s Business and Operations

Item 1.01

Entry into a Material Definitive Agreement.

Whole Living, Inc., now called ForeverGreen Worldwide Corporation, executed an Agreement and Plan of Share Exchange, dated December 14, 2006, with ForeverGreen International, LLC and the exchange agreement was declared effective December 29, 2006.  Under the exchange agreement we agreed to issue 4,240,549 shares of Whole Living common stock in exchange for a 77% interest in ForeverGreen International, LLC (“ForeverGreen International”).  This exchange results in Whole Living owning 100% of ForeverGreen International and ForeverGreen International has become a wholly-owned subsidiary of Whole Living.

In January 2006 Whole Living acquired a 23% interest in ForeverGreen International.  ForeverGreen International’s management team joined Whole Living’s management team and we consolidated the product line of Brain Garden, Inc., our wholly-owned subsidiary, with the product line of ForeverGreen International.  We also integrated our distributors into the ForeverGreen International business model.  Since the business of Whole Living and ForeverGreen International are identical, management believes that the acquisition of the remaining interest in ForeverGreen International completes the integration of the two companies and management anticipates that the acquisition will improve the financial condition of Whole Living.

The basic terms of the agreement are as follows:

$

Whole Living agreed to acquire the remaining 77% interest in ForeverGreen International by exchanging  4,240,549 restricted shares of our common stock for each ForeverGreen International member’s interest on a pro rata basis.

$

Whole Living agreed to acquire 100% of ForeverGreen International’s outstanding preferred member interests through the exchange of 1,000,000 restricted shares of Whole Living common stock on a pro rata basis to the ForeverGreen International members holding those rights.

$

The transaction is expected to qualify as a tax free transaction pursuant to the provisions of §368(b) of the Internal Revenue Code of 1986.

$

ForeverGreen International agreed to provide within thirty days of the execution of the agreement audited financial statements for the years ended December 31, 2005 and 2004 and unaudited financial statements through September 30, 2006.

$

Whole Living agreed to file a certificate of amendment to our articles of incorporation to change the corporation’s name to “ForeverGreen Worldwide Corporation” and to establish a preferred class of stock with 10,000,000 shares authorized.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

The acquisition agreement of ForeverGreen International was declared effective December 29, 2006.  Whole Living  issued an aggregate of 4,240,549 common shares in exchange for the member interests of ForeverGreen International and 1,000,000 common shares for the preferred member interests of ForeverGreen International.  The Whole Living shares were valued at $1.65 per share based on the trading prices of our common stock prior to the signing of the exchange agreement.  The member interests of ForeverGreen International were valued at $8,646,906 based upon ForeverGreen International’s revenues and growth.

Section 3 - Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities.

Under the exchange agreement, Whole Living issued 4,240,549 shares of common stock to six members of ForeverGreen International on a pro rata basis and 1,000,000 shares of common stock to two preferred interest holders of ForeverGreen International on a pro rata basis.  The aggregate 5,240,549 shares of Whole Living were valued at approximately $8,646,906.  We relied on an exemption from registration for a private transaction not involving a public distribution provided by Section 4(2) of the Securities Act.

Item 3.03 Material Modification of Rights of Security Holders.

Whole Living filed a certificate of amendment to our articles of incorporation on December 14, 2006 that established a class of preferred stock with 10,000,000 shares authorized.  The purpose of the preferred class is to grant preferential rights to certain persons for adequate consideration.  Our board of directors may, from time to time, file certificates of designation of rights and preferences for a series or class of preferred stock.  The certificate of designation will establish the voting powers, designations, preferences, limitations, restrictions, conversion features and relative rights of the series or class.  The preferred stock may be issued for consideration as determined by the board of directors without any action from the stockholders.

The creation of a preferred class of stock does not have an immediate effect on stockholders of our common stock.  Each stockholder retains the same proportionate interest in Whole Living as he/she/it held prior to the establishment of the preferred stock.  However, when preferred stock is issued in the future, the preferential rights of the preferred stock must be satisfied before the holders of common stock are entitled to receive dividends or to participate pro rata in any distribution of assets available for distribution upon a liquidation of Whole Living.

Under certain circumstances any issuance of preferred stock may have the effect of delaying or preventing a change in control of the company by increasing the number of outstanding shares entitled to vote on the matter and by increasing the number of votes required to approve a change in control.  Shares of preferred stock could be issued that render more difficult or discourage an attempt to obtain control of the company by means of a tender offer, proxy contest, merger or otherwise.  The ability of the board of directors to issue additional shares of preferred stock could discourage an attempt by a party to acquire control.  Such issuances could deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price of the common stock in a tender offer.

Section 5 - Corporate Governance and Management

Item 5.01  Changes in Control of Registrant.

As a result of the exchange, the members of ForeverGreen International will acquire 5,240,549 shares of Whole Living common stock, representing 44% of the estimated outstanding stock upon completion of the exchange.  Also, ForeverGreen International members, Ronald Williams and George H. Brimhall, hold more than 10% of Whole Living’s issued and outstanding common stock after the exchange.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2006 we filed a certificate of amendment to our articles of incorporation changing the name of Whole Living, Inc. to “ForeverGreen Worldwide Corporation” and establishing a class of preferred stock with 10,000,000 authorized.  Management believes this name change better reflects the combined businesses of the companies.  As a result of the name change our trading symbol on the OTC Bulletin Board was changed from “WHLV” to “FVRG” effective December 29, 2006.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

Financial statements of businesses acquired.

This report includes ForeverGreen International LLC audited balance sheets at December 31, 2005 and the statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2005 and 2004.

Pro forma financial information.

The accompanying unaudited pro forma consolidated financial statements have been prepared by management of ForeverGreen Worldwide Corp., formerly Whole Living, Inc. and ForeverGreen International LLC.  These statements give effect to the acquisition of ForeverGreen International LLC.  The unaudited pro forma consolidated financial statements assumes that the acquisition was completed January 1, 2005, with ForeverGreen Worldwide Corporation treated as the acquiring entity for financial statement purposes.

The pro forma adjustments include assumptions and preliminary estimates and are subject to change.  These pro forma statements may not be indicative of the results that actually would have occurred if the acquisition had been in effect on the dates indicated, and may not be indicative of financial results that may be obtained in the future.  These pro forma financial statements should be read in conjunction with the accompanying notes and with the historical financial information on ForeverGreen International LLC, included in this 8-K.

.

ForeverGreen International, LLC

Financial Statements

December 31, 2005 and 2004

Chisholm Bierwolf & Nilson, LLC Certified Public Accountants	Todd D. Chisholm, Audit Partner Nephi J. Bierwolf, Tax Partner Troy F. Nilson, Audit Partner Shauna S. Howe, Audit Partner

533 West 2600 South, Suite 25 • Bountiful, Utah 84010 • Phone:  (801) 292-8756 • Fax: (801) 292-8809 • www.cbncpa.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

ForeverGreen International, LLC

We have audited the accompanying consolidated balance sheet of ForeverGreen International, L.L.C., as of December 31, 2005 and the related consolidated statements of operations and comprehensive loss, stockholders' deficit and cash flows for the years ended December 31, 2005 and 2004. These consolidated financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the PCAOB (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  The Company has determined that it is not required to have, nor have we been engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of ForeverGreen International, LLC for the years ended December 31, 2005 and 2004 and the consolidated results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 7 to the financial statements, the Company has a working capital deficit and has suffered recurring operating losses, which raises some doubt about its ability to continue as a going concern.  Management's plans in regard to these matters are also described in Note 7.  The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/ Chisholm, Bierwolf & Nilson, LLC

Chisholm, Bierwolf & Nilson, LLC

Bountiful, Utah

January 19, 2007

Member of AICPA, UACPA & Registered with PCAOB

ForeverGreen International LLC
Balance Sheet

ASSETS
December 31, 2005
CURRENT ASSETS
Cash and cash equivalents	$ 331,296
Accounts receivable, net	100
Prepaid expenses	121,632
Inventory	406,409
Total Current Assets	859,437

PROPERTY AND EQUIPMENT, net	91,407
TOTAL ASSETS	$ 950,844

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$ 254,412
Accrued expenses	608,546
Other accrued liabilities	248,537
Current portion of long-term debt - related party	344,628
Current portion of long-term debt – Other	1,424
Total Current Liabilities	1,457,547

LONG-TERM DEBT
Notes payable - related parties	1,831,204
Notes payable – other	31,856
Less current portion	(346,052)
Total Long-Term Debt	1,517,008
Total Liabilities	2,974,555
Commitments	-

STOCKHOLDERS' EQUITY
Common stock Class A, par value $0.0025 per share; authorized 8,000,000
Shares; 8,000,000 shares issued and outstanding	20,000
Common stock Class B, par value $0.0025 per share; authorized 2,000,000
Shares; 2,000,000 shares issued and outstanding	5,000
Additional paid-in capital	62,500
Other Comprehensive Income	(15,985)
Accumulated Deficits	(2,095,226)
Total Stockholders' Equity	(2,023,711)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 950,844

The accompanying notes are an integral part of these consolidated financial statements.

ForeverGreen International LLC
Consolidated Statements of Operations and Comprehensive Loss

	For the years ended
	December 31,
	2005	2004

REVENUES	$ 6,542,200	$ 2,309,026
COST OF SALES	4,842,877	1,839,076

GROSS PROFIT	1,699,323	469,950

OPERATING EXPENSES
Salaries and wages	895,529	762,483
Professional fees	203,320	313,371
General and administrative	752,090	650,790
Depreciation and amortization	22,033	35,654
Total Operating Expenses	1,872,972	1,762,298

NET OPERATING LOSS	(173,649)	(1,292,348)

OTHER INCOME (EXPENSE)
Interest expense	(292,977)	(111,543)
Total Other Income (Expense)	(292,977)	(111,543)

Income (loss) from continuing operations before income tax provision	(466,626)	(1,403,891)
Income Tax Provision (Benefit)	-	-

NET INCOME (LOSS)	$ (466,626)	$ (1,403,891)

BASIC LOSS PER COMMON SHARE	$ (0.05)	$ (0.15)

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING	9,634,155	9,451,233

A Summary of the components of other comprehensive income (loss) for the fiscal years ended December 31, 2005 and 2004 are as follows:

Net Loss	$ (466,626)	$ (1,403,891)
Foreign Currency Translation Gain (Loss)	(15,985)	(2,679)
Comprehensive Loss	$ (482,611)	$ (1,406,570)

The accompanying notes are an integral part of these consolidated financial statements.

ForeverGreen International LLC
Statements of Stockholders' Deficit
For the Period January 1, 2004 through December 31, 2005

	Common Stock				Additional	Other
	Class A		Class B		paid-in	Comprehensive	Accumulated
	Shares	Amount	Shares	Amount	capital	Income	Deficit

Balances, January 1, 2004	8,000,000	$ 20,000	1,900,000	$ 4,750	$ 62,500	$ (8,736)	$ (224,709)

Common stock issued for compensation
at $0.0025 per share	-	-	100,000	250	-	-	-

Foreign Currency Translation	-	-	-	-	-	6,057	-

Net loss for 2004	-	-	-	-	-	-	(1,403,891)

Balances, December 31, 2004	8,000,000	20,000	2,000,000	5,000	62,500	(2,679)	(1,628,600)

Foreign Currency Translation						(13,306)	-

Net loss for 2005	-	-	-	-	-	-	(466,626)

Balances, December 31, 2005	8,000,000	$ 20,000	2,000,000	$ 5,000	$ 62,500	$ (15,985)	$ (2,095,226)

The accompanying notes are an integral part of these consolidated financial statements.

ForeverGreen International LLC
Consolidated Statements of Cash Flows

	For the years ended
	December 31,
	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (466,626)	$ (1,403,891)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	22,033	35,654
Common stock issued for services rendered	-	250
Changes in operating assets and liabilities:
Accounts receivable	(100)	6,205
Prepaid expenses	(84,726)	(12,158)
Interest receivable	-	-
Inventory	(242,220)	176,654
Accounts payable and accrued expenses	715,663	294,767
Net Cash Used in Operating Activities	(55,976)	(902,519)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(93,145)	(8,222)
Net Cash Used in Investing Activities	(93,145)	(8,222)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from notes payable –related parties	391,952	929,608
Net Cash Provided by Financing Activities	391,952	929,608

Effective of Foreign Exchange on Cash	(13,703)	6,057

NET INCREASE (DECREASE) IN CASH	229,128	24,924
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	102,168	77,244

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$ 331,296	$ 102,168

SUPPLEMENTAL CASH FLOW INFORMATION
CASH PAID FOR:
Interest	$ 46,900	$ -
NON-CASH FINANCING ACTIVITIES
Common stock issued for services rendered	$ -	$ 250

The accompanying notes are an integral part of these consolidated financial statements.

FOREVERGREEN INTERNATIONAL, LLC

Notes to the Consolidated Financial Statements

December 31, 2005 and 2004

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Organization

Forevergreen International, LLC (the Company) was organized on February 19,  2003 in the state of Utah.  The Company engaged in the marketing and distribution of chocolate and various natural food products, oils and bath salts.  In April 2005 the company introduced FrequenSea, a nutritional beverage which includes marine phytoplankton, which helped the company to increase sales dramatically.  The Company does business under the name of Forevergreen International, and maintains its headquarters in Orem, Utah.

On January 15, 2006 the Company entered into an agreement whereby Whole Living Inc. acquired a 23% interest in the Company.  The Company and Whole Living, Inc. combined operations under the Companies management and control.    The companies operated under common management to distribute the products of both companies jointly as though from one company. The combined operation subsequently combined their product lines and created a new unified catalog.

On October 15, 2006 the company entered into an agreement with Whole Living Inc.  to purchase the Company and formally merge with Brain Garden Inc., a wholly owned subsidiary of Whole Living, to become effective December 31, 2006.  They announced they would change the combined company name to Forevergreen Worldwide Corporation.  The combined company sells products in the United States, Canada, Australia, New Zealand, Singapore, Japan, United Kingdom, and the Netherlands and currently has plans to expand into other areas of the world.

     b.  Recognition of Revenue

The Company applies the provisions of SEC Staff Accounting Bulletin No. 104, REVENUE RECOGNITION IN FINANCIAL STATEMENTS (”SAB 104"), which provides guidance on the recognition, presentation and disclosure of revenue in financial statements filed with the SEC.  SAB 104 outlines the basic criteria that must be met to recognize revenue and provides guidance for disclosure related to revenue recognition policies.  In general, the Company recognizes revenue related to monthly services provided when (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the fee is fixed or determinable and (iv) collect ability is reasonably assured.

The Company's source of revenue is from the sale of a nutritional beverage called FrequenSea, and various food products and other natural health and beauty products.  The Company recognizes the sale upon shipment of such goods.  The Company offers a 100% satisfaction guarantee against defects for 30 days after the sale of their product.  The Company extends this return policy to its distributors for a 30 day period and the consumer has the same return policy in effect against the distributor.  Returns are approximately .05% of sales for both periods presented.  All conditions of Financial Accounting Standards Board (FASB) 48 are met and the revenue is recorded upon sale, with an estimated accrual for returns where material.

FOREVERGREEN INTERNATIONAL, LLC

Notes to the Consolidated Financial Statements

December 31, 2005 and 2004

c.

  Accounts Receivable

The company receives payment in advance before shipping product, therefore receivables and allowance for doubtful accounts are not a significant issue.    Any write-offs of uncollectible accounts are made at management discretion.

     d.   Principles of Consolidation

The December 31, 2005 and 2004 financial statements include the books of Forevergreen International, LLC (Utah) and its wholly owned subsidiaries in Japan and Singapore.  All intercompany transactions and balances have been eliminated in the consolidation.

     e.   Earnings (Loss) Per Share

The computation of earnings per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements.

                                                     December 31,

                                            ---------------------------

                                                 2005          2004

                                            ------------- -------------

     Income (Loss) Numerator                $   (466,626) $ (1,403,891)

     Shares (Denominator)                      9,634,155     9,451,233

                                            ------------- -------------

     Income (Loss) Per Share                $     (0.05) $      (0.15)

                                            ============= =============

There have been no stock options or warrants granted by the Company that would affect the computation of earnings per share.

f. Provision for Income Taxes

No provision for income taxes has been recorded because the entity is a Limited Liability Corporation and considered a pass through entity for tax purposes.

     g.   Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

     h.   Property and Equipment

Expenditures for property and equipment and for renewals and betterments, which extend the originally estimated economic life of assets or convert the assets to a new use, are capitalized at cost. Expenditures for maintenance, repairs and other renewals of items are charged to expense. When items are disposed of, the cost and accumulated depreciation are eliminated from the accounts, and any gain or loss is included in the results of operations.

FOREVERGREEN INTERNATIONAL, LLC

Notes to the Consolidated Financial Statements

December 31, 2005 and 2004

The provision for depreciation is calculated using the straight-line method over the estimated useful lives of the assets.  Depreciation expense for the period ended December 31, 2005 and 2004 is $ 13,631 and $ 20,989, respectively.

In accordance with FASB Statement No.144, the Company records impairment of long-lived assets to be held and used or to be disposed of when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amount.  At December 31, 2005 and 2004, no impairments were recognized.

     i.   Inventory

Inventory is recorded at the lower of cost or market and valued on a first-in, first-out basis. Inventory consists primarily of consumable food products and ingredients.   Food products are discarded as they reach the expiration dates, because the food products are made with natural foods containing a minimum of preservatives.  Non-food products are reviewed periodically to determine any obsolescence and a reserve is booked when appropriate.  The products have expiration dates that range from 3 months on some of the food products to two years for non-food products.  The reserve for obsolescence at December 31, 2005 and 2004 was $96,413 and $396,412 respectively.  All of the inventory reserve was the result of a change in product line for the 2005 and 2004 years.

     j.   Fair Value of Financial Instruments

Unless otherwise indicated, the fair values of all reported assets and liabilities which represent financial instruments (none of which are held for trading purposes) approximate the carrying values of such amounts.

     k.   Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make assumptions that affect the amounts reported in the financial statements and accompanying notes.  In these financial statements, assets, liabilities and earnings involve extensive reliance on management's estimates actual results could differ from those estimates.

     l.   Commissions

Commissions are recognized at the point of sale and are recorded as an expense in the cost of sales.

m.   Comprehensive Income

Comprehensive income is the result of foreign exchange differences recognized in our foreign subsidiaries in Japan and Singapore.  The subsidiaries are there to support the sales of product from the United States and therefore do not recognize any revenues themselves but help service the distributors in those countries.   Net fixed assets in Singapore represent approximately 3% of total fixed assets, but the Japan Subsidiary has no fixed assets.

FOREVERGREEN INTERNATIONAL, LLC

Notes to the Consolidated Financial Statements

December 31, 2005 and 2004

     n.   Concentrations

Financial instruments that potentially subject ForeverGreen (the Company) to concentrations of credit risks consist of cash and cash equivalents.  The Company places its cash and cash equivalents at well-known, quality financial institutions.  At times, such cash and investments may be in excess of the FDIC insurance limit.  The accounts are insured by the Federal Deposit Insurance Corporation up to $100,000 each.  The amounts held for the Company occasionally exceed that amount.

The company has an agreement with one vendor that supplies 100% of a significant ingredient that is included in several top selling products.  It could decrease sales significantly if that vendor were to discontinue the supply of this ingredient.

     o.    Capital Structure

The Company has two classes of stock.  Preferred stock, 2,000,000 shares authorized and issued.  These are non-voting shares.  The Company also has voting common stock of 8,000,000 shares authorized, issued and outstanding.  No dividends were paid in the 2005 and 2004 years.

NOTE 2 - PROPERTY AND EQUIPMENT

The Company capitalizes the purchase of equipment and fixtures for major purchases in excess of $1,000 per item.  Capitalized amounts are depreciated over the useful life of the assets using the straight line method of depreciation which varies from three to seven years depending on the type of asset.   Leasehold improvements are depreciated over the lesser of the lease term or the useful life of the asset.  Property and equipment consists of the following at December 31, 2005 and 2004:

                                                     December 31,

                                           ----------------------------

                                                2005          2004

                                           ------------- --------------

    Leasehold Improvements                 $     19,457  $    19,818

    Office furniture & fixtures                  41,088       36,144

    Equipment                                    24,654       21,654

    Vehicles                                     49,348            0

    Computer Equipment                           38,575       22,351

    Software                                     20,556          566

                                           ------------- --------------

                                                193,678      100,533

     Accumulated depreciation                  (102,271)    (80,238)

                                           ------------- --------------

       Total Property & Equipment          $     91,407  $    20,295

                                           ============= ==============

Depreciation expense for the years ended December 31, 2005 and 2004 was $22,033 and $35,654, respectively.

FOREVERGREEN INTERNATIONAL, LLC

Notes to the Consolidated Financial Statements

December 31, 2005 and 2004

NOTE 3 – INVENTORIES

Inventories consist of the following:

                                                     December 31,

                                           ----------------------------

                                                2005          2004

                                           ------------- --------------

Raw materials and finished goods

502,822

 560,602

Inventory reserve

(96,413)

(396,412)

                                           ------------- --------------

   Total Inventory

406,409

 164,190

                                           ============= ==============

NOTE 4 - LONG-TERM LIABILITIES

Long term liabilities are detailed in the following schedules as of December 31, 2005 and 2004:

                                                    December 31,

                                           ----------------------------

                                                 2005          2004

                                           ------------- --------------

     Notes payable - is detailed as follows:

     Note payable - related party

Note payable to a member of the

      Company, bearing interest at 10%,

      principal and interest due monthly,

      Matures September, 2010, secured by,

      Inventory equipment and accounts rec.

      Payments began October 1, 2005         $1,831,204  $  1,471,108

     Note payable to Wells Fargo Bank

     bearing interest at 7%,

     principal due upon maturity, matures

     August, 2019, secured by Vehicle.           31,856              -

                                            ------------ --------------

    Total long term liabilities                1,863,060     1,471,108

    Less current portion of:

Current portion – related party          344,628        75,285

Current portion – other                    1,424            -

                                            ------------ --------------

    Net Long Term Liabilities                $ 1,517,008  $  1,395,656

                                            ============ ==============

FOREVERGREEN INTERNATIONAL, LLC

Notes to the Consolidated Financial Statements

December 31, 2005 and 2004

Future minimum principal payments on notes payable and notes payable-related party are as follows at December 31, 2005:

     2006                                   $   346,052

     2007                                       354,813

     2008

                                 391,589

     2009                                       432,868

     2010                                       314,107

     2011 – 2019                                 23,631

                                            ------------

     Total notes payable and notes

     payable-related party                  $ 1,863,060

                                            ============

NOTE 5 – Operating Leases

The Company has two building leases for office and warehouse space in Orem, Utah.  The leases began on January 1 and March 1, 2005 and expire on December 31, 2009 and February 28, 2010, with provisions for an automatic 5 year extension.  The Company leases the buildings for $5,784 and $7,500 per month with a 3% increase each year.  The buildings the Company leases are sufficiently large enough to accommodate all of its administrative and warehouse needs.

The company had leases for office and warehouse space in Salt Lake City, Utah in 2004.  The lease included all of 2004 and ended during the first two months of 2005.  The monthly lease payment was $13,622.

Total Lease Commitments:                         Year         Amount

                                             ------------  ------------

                                                    2006        163,740

                                                    2007        168,652

                                                    2008        173,712

                                                    2009        176,648

                                                    2010         16,883

                                                           ------------

                                                    Total  $    699,635

                                                           ============

Rent expense for the year ended December 31, 2005 and December 31, 2004 was 169,449 and 207,641 respectively.

NOTE 6 - ISSUANCE OF SHARES FOR NON-CASH CONSIDERATION

The Company accounts for the issuance of equity instruments to acquire goods and/or services based on the fair value of the goods and services or the fair value of the equity instrument at the time of issuance, whichever is more reliably determinable.  The majority of equity instruments have been valued at the market value of the shares on the date issued.

FOREVERGREEN INTERNATIONAL, LLC

Notes to the Consolidated Financial Statements

December 31, 2005 and 2004

The Company's accounting policy for equity instruments issued to consultants and vendors in exchange for goods and services follows the provisions of EITF Issue No. 96-18, "Accounting for Equity Instruments That

are Issued to Other Than Employees for Acquiring, or in Conjunction with

Selling, Goods or Services" and EITF Issue No. 00-18, "Accounting

Recognition for Certain Transactions Involving Equity Instruments Granted

to Other Than Employees." The measurement date for the fair value of the equity instruments issued is determined at the earlier of (i) the date at which a commitment for performance by the consultant or vendor is reached or (ii) the date at which the consultant or vendor's performance is complete.  In the case of equity instruments issued to consultants, the fair value of the equity instrument is recognized over the term of the consulting agreement. In accordance with EITF Issue No. 00-18, an asset acquired in exchange for the issuance of fully vested, non-forfeitable equity instruments should not be presented or classified as an offset to equity on the grantor's balance sheet once the equity instrument is granted for accounting purposes.

Stock (100,000 shares) was issued to an employee during the 2004 year for compensation for their management contribution to the company per the above prescribed guidelines.

NOTE 7 - GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company has negative working capital, negative cash flows from operations, and recurring net operating losses since inception and was dependent upon financing to continue operations in 2004, however since the introduction of FrequenSea, the profitability has improved dramatically and the company is making payments on the working capital loans. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.    During 2005 the Company introduced a health drink called FrequenSea with marine phytoplankton.   The Company sales have been increasing rapidly ever since that introduction, and profitability is improving.  Management will also continue to scrutinize expenses related to operating activities and order fulfillment.  In addition, in January, 2006, Ron Williams, the President of Forevergreen International, traded part of his membership interest in the Company for shares in Whole Living Inc. and entered into an agreement for Whole Living Inc. to be managed and operated by Forevergreen International. Subsequently it has blended the Company's product line with that of Brain Garden’s and introduced a new catalogue.  (See Subsequent Events for further discussion of this matter).

NOTE 8 - RELATED PARTY TRANSACTIONS

During 2005 and 2004, George Brimhall, a shareholder, increased outstanding loans to the Company in the amount of $410,000 and $954,400, respectively.  The balance payable to Mr. Brimhall at December 31, 2005 and 2004 was $1,831,204 and $1,471,108, respectively.  The moneys were to be paid back by September 1, 2010 with monthly payments of $40,494.74 in accordance with an amortization schedule beginning October 1, 2005 bearing interest at 10% unless the loan goes into default, at which time the interest would be increased to 14% per anum.  The debt is collateralized by the assets of the company.

FOREVERGREEN INTERNATIONAL, LLC

Notes to the Consolidated Financial Statements

December 31, 2005 and 2004

NOTE 9 - SUBSEQUENT EVENTS

On January 13, 2006 the Company entered into an agreement with a publicly traded company called Whole Living, Inc. whereby Whole Living, Inc. exchanged 19,000,000 shares of its common stock for a 23% interest in ForeverGreen International, LLC. a privately held company.  This acquisition is accounted for on the equity method of accounting.  As part of this reorganization the officers and directors of Whole Living Inc. resigned and officers of the Company were appointed as officers of the Whole Living Inc.

In conjunction with this acquisition the Board of Directors of Whole Living Inc. approved a 15:1 reverse split of its common shares, which was subsequently completed in February, 2006.  The Company and Whole Living, Inc. blended their product lines and introduced a new product catalogue.

To move forward toward the integration of the companies, Whole Living, Inc. entered into a letter of intent on October 27, 2006 to acquire the remaining 77% equity interest of ForeverGreen for 4,240,549 restricted shares of Whole Living Common Stock.  Whole Living was also to acquire 100% of ForeverGreen’s preferred capital rights through the exchange of 1,000,000 restricted shares of Whole Living common stock to persons who hold those rights.  On December 14, 2006 in conjunction with this agreement agreed to file a certificate of amendment to the Whole Living articles of incorporation to change the corporation’s name to “ForeverGreen Worldwide Corporation,” and the customary notification of the name change was provided to NASDAQ and it effected a change of the Whole Living trading symbol on the OTC Bulletin Board to “FVRG” at the open of business on December 29, 2006.  Whole Living agreed to file a certificate of amendment to their articles of incorporation to establish a preferred class of stock with 10,000,000 shares authorized.

On February 23, 2007 ForeverGreen Worldwide Corporation issued an aggregate of 2,005,313 shares of restricted common stock to convert outstanding debt of $4,010,626.   ForeverGreen Worldwide Corporation issued 733,750 shares to satisfy a promissory note totaling $1,467,500 held by George H. and Brenda J. Brimhall.  They also issued 1,171,563 shares to First Equity Holdings Corp. in consideration for a promissory note totaling $2,343,126.  And they issued 100,000 shares to Sue Ann Adams in consideration for debt totaling $200,000.

NOTE 10 - NEW TECHNICAL PRONOUNCEMENTS

In November 2004, the FASB issued SFAS No. 151, INVENTORY COSTS.  This statement amends the guidance in ARB No. 43, Chapter 4, INVENTORY PRICING, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage).  In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities.  The adoption of SFAS No. 151 did not have an impact on the Company's consolidated financial statements.

In December 2004, the FASB issues SFAS No. 152, ACCOUNTING FOR REAL ESTATE TIME-SHARING TRANSACTIONS.  This Statement amends FASB Statement No. 66, ACCOUNTING FOR SALES OF REAL ESTATE, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, ACCOUNTING FOR REAL ESTATE TIME-SHARING TRANSACTIONS.  This Statement also amends FASB Statement No. 67, ACCOUNTING FOR COSTS AND INITIAL RENTAL OPERATIONS OF REAL ESTATE PROJECTS, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions.  The accounting for those operations and costs is subject to the guidance in SOP 04-2.

FOREVERGREEN INTERNATIONAL, LLC

Notes to the Consolidated Financial Statements

December 31, 2005 and 2004

This Statement is effective for financial statements for fiscal years beginning after

June 15, 2005.  The adoption of SFAS No. 152 did not have an impact on the Company's consolidated financial statements.

In December 2004, the FASB issued SFAS No. 153, EXCHANGES OF NONMONETARY ASSETS.  The guidance in APB Opinion No. 29, ACCOUNTING FOR NONMONETARY TRANSACTIONS, is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged.  This Statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance.  A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The adoption of SFAS No. 153 did not have an impact on the Company's consolidated financial statements.

In December 2004, the FASB issued SFAS No. 123 (R), SHARE-BASED PAYMENT, SUMMARY OF STATEMENT NO. 123 (REVISED 2004).  This Statement is a revision of FASB Statement No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION.  This Statement supersedes APB Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES, and its related implementation guidance.  This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services.  It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments.  This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions.  This Statement does not change the accounting guidance for share-based payment transactions with parties other than employees provided in Statement 123 as originally issued and EITF Issue No. 96-18, ACCOUNTING FOR EQUITY INSTRUMENTS THAT ARE ISSUED TO OTHER THAN EMPLOYEES FOR ACQUIRING, OR IN CONJUNCTION WITH SELLING, GOODS OR SERVICES.  The adoption of SFAS No. 123 (R) will have an immaterial impact on the Company’s consolidated financial statements.

In May 2005, the FASB issued SFAS No. 154, ACCOUNTING CHANGES AND ERROR CORRECTIONS. This Statement replaces APB No. 20, ACCOUNTING CHANGES and FASB No. 3, REPORTING ACCOUNTING CHANGES IN INTERIM FINANCIAL STATEMENTS, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies it all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement include specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed. This Statement requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The adoption of SFAS No. 154 did not have an impact on the Company’s consolidated financial statements.

Whole Living, Inc.

PROFORMA

FINANCIAL STATEMENTS

September 30, 2006

Whole Living Incorporated
Proforma Balance Sheet
For period Ended September 30, 2006
	WHLV	ForeverGreen		Proforma Adjustments	Consolidated Balance Sheet 09/30/06
ASSETS
Current Assets
Cash	$ 51,431	$ 280,173			$ 331,604
Accounts Receivable	629	-			629
Other Receivables	633	154,456			155,090
Prepaids	51,150	273,369			324,519
Inventory	1,123,164	35,211			1,158,375
Reserve for Obsolete Inventory	-	-			-
Total	1,227,009	743,208		-	1,970,217
Fixed Assets
At Cost	1,908,767	343,917			2,252,684
Accumulated Depreciation	(1,631,404)	(135,638)			(1,767,042)
Net Fixed Assets	277,364	208,279		-	485,643
Other Long Term Assets	2,331,163	3,990	d	(2,300,623)	34,530
Investment in subsidiary			a	8,646,906
			b	(8,646,906)	(0)
Goodwill			b	12,723,407	12,723,407
Customer Base			b	839,810
			c	(146,967)	692,843
Total Assets	$ 3,835,535	$ 955,477		$ 11,115,627	$ 15,906,639

LIABILITIES & EQUITY
Current Liabilities
Accounts Payable	$ 1,132,558	$ 335,396		`	$ 1,467,954
Accrued Expense	(4,953)	627,626			622,673
Payroll Liabilities	54,188	183,525			237,713
Taxes Payable	(94)	4,220			4,125
Other Accrued Expenses	217,947	(124,188)			93,759
Total Current Liabilities	1,399,645	1,026,579		-	2,426,224
Long-Term Liabilities
Notes Payable	2,130,049	1,625,825		-	3,755,874
Total Liabilities	3,529,694	2,652,403		-	6,182,098
Stockholders' Equity
Net Income	(973,679)	178,951	c	(62,986)	(857,713)
Retained Earnings	(16,081,450)	(1,948,126)	b	1,864,145	(16,165,431)
Common Stock	80,059	20,000	a	4,241
			b	(104,748)	(448)
Common Stock Class B	-	5,000	b	(5,000)	-
Prepaid Equity Balance	(9,780)				(9,780)
Foreign Currency Translation	-	(15,252)			(15,252)
Additional Paid in Capital	17,290,691	62,500	a	9,482,475	-
			b	(62,500)	26,773,166
Total Stockholders' Equity	305,841	(1,696,927)		11,115,627	9,724,541
Total Liabilities & Equity	$ 3,835,535	$ 955,477		$ 11,115,627	$ 15,906,639

Whole Living Incorporated
Proforma Income Statement
For the Nine Months of January through September 30, 2006

	WHLV	ForeverGreen		Proforma Adjustments	Consolidated Income Statement 09/30/06
Income Statement
Sales	$ 2,742,196	$ 12,926,887			$ 15,669,084

Cost of Goods Sold	2,078,845	9,654,914			11,733,759
Salary and Wages	739,944	1,685,847			2,425,792
General and Administrative	674,420	952,934			1,627,354
Amortization Expense			a	62,986	62,986
Professional Fees	284,219	366,048			650,267

Other Income/Expense	(61,553)	88,193			26,639

Net Income	$ (973,679)	$ 178,951		$ 62,986	$ (857,713)

Whole Living, Inc.

Notes to Pro Forma Consolidated Financial Statements

September 30, 2006

NOTE 1 - Summary of Transaction

Whole Living, Inc. executed an Agreement and Plan of Share Exchange, dated December 14, 2006 with ForeverGreen International LLC.  The Exchange Agreement will be effective no later than December 31, 2006.  Under the Exchange Agreement we will issue 4,240,549 shares of Whole Living common stock in exchange for ForeverGreen’s member interests and we will issue 1,000,000 shares of Whole Living common stock in exchange for ForeverGreen’s preferred member interests.   The Company valued the acquisition price at $1.65 per share.

NOTE 2 - Management Assumptions

The pro forma balance sheet and statements of operations assume that the entities were together at the beginning of the nine month period ended September 30, 2006.

The pro forma adjustments to the balance sheet are as follows:

a

The issuance of 4,240,549 shares of common stock valued at $1.65 per share to acquire the ForeverGreen member interests.

b

The issuance of 1,000,000 shares of common stock valued at $1.65 per share to acquire the ForeverGreen preferred member interests.

c

The adjustment for the consolidation of Whole Living and Forever Green with the elimination of Forever

Green’s equity, and the recording of goodwill and customer base in connection with this business combination.

d.         The amortization of the customer base.

The proforma adjustments to the income statement are as follows:

a.

See amortization of customer base.

Whole Living, Inc.

PRO FORMA

FINANCIAL STATEMENTS

December 31, 2005

Whole Living Incorporated
Proforma Balance Sheet
For period Ended December 31, 2005
	WHLV	ForeverGreen		Proforma Adjustments	Consolidated Balance Sheet 12/31/05
ASSETS
Current Assets
Cash	$ 26,383	$ 331,296			$ 357,679
Accounts Receivable	899	100			999
Other Receivables	-	149,074			149,074
Prepaids	-	121,632			121,632
Inventory	406,425	502,822			909,246
Reserve for Obsolete Inventory	-	(96,412)			(96,412)
Total	433,706	1,008,511		-	1,442,217
Fixed Assets
At Cost	1,890,824	193,678			2,084,502
Accumulated Depreciation	(1,518,358)	(102,271)			(1,620,629)
Net Fixed Assets	372,466	91,407		-	463,873
Other Long Term Assets	30,540				30,540
Investment in Subsidiary			a	8,646,906
			b	(8,646,906)	-
Goodwill			b	10,039,711	10,039,711
Customer Base			b	839,810
			c	(83,981)	755,829
Total Assets	$ 836,712	$ 1,099,918		$ 10,795,540	$ 12,732,170

LIABILITIES & EQUITY
Current Liabilities
Accounts Payable	$ 179,378	$ 254,412			$ 433,790
Accrued Expense	53,411	608,546			661,957
Payroll Liabilities		37,544			37,544
Taxes Payable	1,408	21,116			22,524
Other Accrued Expenses	145,000	189,877			334,877
Total Current Liabilities	379,197	1,111,495		-	1,490,692
Long-Term Liabilities
Notes Payable	1,592,018	1,863,060		-	3,455,078
Total Liabilities	1,971,215	2,974,555		-	4,945,770
Stockholders' Equity
Net Income	(2,036,673)	(466,625)	c	(83,981)	(2,587,279)
Retained Earnings	(14,044,778)	(1,480,305)	b	1,480,305	(14,044,778)
Common Stock	80,059	20,000	a	4,241
			b	(20,000)	84,300
Common Stock Class B	-	5,000	b	(5,000)	-
Prepaid Equity Balance	(53,802)	-		-	(53,802)
Foreign Currency Translation	-	(15,207)		-	(15,207)
Additional Paid in Capital	14,920,691	62,500	a	9,482,475	-
			b	(62,500)	24,403,166
Total Stockholders' Equity	(1,134,502)	(1,874,638)		10,795,540	7,786,400
Total Liabilities & Equity	$ 836,712	$ 1,099,918		$ 10,795,540	$ 12,732,170

Whole Living Incorporated
Proforma Income Statement
For the Twelve Months of January through December 31, 2005

	WHLV	ForeverGreen		Proforma Adjustments	Consolidated Income Statement 12/31/05
Income Statement
Sales	$ 3,796,690	$ 6,542,200			$ 10,338,890

Cost of Goods Sold	2,597,388	4,877,871			7,475,260
Salary and Wages	1,289,151	895,528			2,184,679
Amortization			a	83,981	83,981
General and Administrative	1,296,021	778,532			2,074,553
Professional Fees	530,327	203,320			733,647

Other Income/Expense	120,475	292,977			413,452

Net Income	$ (2,036,673)	$ (506,028)		$ (83,981)	$ (2,626,682)

Whole Living, Inc.

Notes to Pro Forma Consolidated Financial Statements

December 31, 2005

NOTE 1 - Summary of Transaction

Whole Living, Inc. executed an Agreement and Plan of Share Exchange, dated December 14, 2006 with ForeverGreen International LLC.  The Exchange Agreement will be effective no later than December 31, 2006.  Under the Exchange Agreement we will issue 4,240,549 shares of Whole Living common stock in exchange for ForeverGreen’s member interests and we will issue 1,000,000 shares of Whole Living common stock in exchange for ForeverGreen’s preferred member interests.   The Company valued the acquisition price at $1.65 per share.

NOTE 2 - Management Assumptions

The pro forma balance sheet and statements of operations assume that the entities were together at the beginning of the year ended December 31, 2005.

The pro forma adjustments to the balance sheet are as follows:

a

The issuance of 4,240,549 shares of common stock valued at $1.65 per share to acquire the ForeverGreen member interests.

b

The issuance of 1,000,000 shares of common stock valued at $1.65 per share to acquire the ForeverGreen preferred member interests.

c

The adjustment for the consolidation of Whole Living and Forever Green with the elimination of Forever Green’s equity, and the recording of goodwill and customer base in connection with this business combination.

d

The amortization of the customer base.

The pro forma adjustments to the income statement are as follows:

a

See amortization of customer base.

Exhibits.

No.

Description

2.1

Agreement of Share Exchange between Whole Living and ForeverGreen International, LLC, dated December 14, 2006 (Filed December 18, 2006)

3.1

Articles of incorporation, as revised (Filed December 18, 2006)

3.2

Bylaws, as revised  (Filed December 18, 2006)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREVERGREEN WORLDWIDE CORPORATION

Date: February 28, 2007

By:   /s/ Ronald Williams

Ronald Williams, President